Earnings Release | December 31, 2019

ABOUT GWB

Great Western Bancorp, Inc.

Company Snapshot

- Full-service regional bank focused on relationship-based business and agribusiness banking
- 175 banking branches across nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota
- Headquartered in Sioux Falls, South Dakota
- 5th largest farm lender bank in the U.S. as of 09/30/19 [1]

EPS Performance



CAGR EPS 10% 3
$1.90
$2.31
$2.14
$2.46
$2.45
$2.90
$2.67
$2.92
$0.79
$0.77
FY15
FY16
FY17
FY18
FY19
FYTD 19
FYTD 20
EPS - diluted
Adj. EPS - diluted 2

Strong Earnings and Efficiency



$109
$131
$121
$145
$172
$158
$167
$46
$43
48%
50%
47%
47%
46%
46%
46%
FY15
FY16
FY17
FY18
FY19
FYTD 19
FYTD 20
Net Income
Adj. Net Income 2
Efficiency Ratio 5

Tangible Book Value [5] per Share Accretion



160.00
150.00
140.00
130.00
120.00
110.00
100.00
90.00
GWB CAGR TBV 11% 3
Peer CAGR TBV 7% 3
4QFY14
1QFY15
2QFY15
3QFY15
4QFY15
1QFY16
2QFY16
3QFY16
4QFY16
1QFY17
2QFY17
3QFY17
4QFY17
1QFY18
2QFY18
3QFY18
4QFY18
1QFY19
2QFY19
3QFY19
4QFY19
GWB
GWB Peer Group 4

[1] Source: American Banker's Association
[2] Excludes after-tax effect of items with a significant impact to net income that we do not believe to be recurring in nature, such as one-time acquisition expenses or the effect of revaluation of deferred taxes

[3] Compound Annual Growth Rate over 5 years
[4] See appendix for Peer Group listing; data sourced from SNL Financial
[5] Non-GAAP measures, see appendix for reconciliations

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NYSE: GWB

GreatWesternBank.com

EXECUTING ON STRATEGY • Total loans decreased 0.8% to $9.63 billion during the quarter Focused Business • Loan decline was mainly attributable to the commercial non-real estate segment of the portfolio, which Banking Franchise decreased by $43.5 million, or 2.5% and a reduction in the agriculture segment of $28.0 million, or 1.4% with Agribusiness • Deposits decreased by 2.1% to $10.09 billion during the quarter, driven by a reduction in the use of brokered Experience deposits offset by increases in both consumer and business deposits • Fully diluted EPS 1 of $0.77 for the quarter compared to $0.89 for 4QFY19 Strong Profitability • Profitability remains strong with ROTCE 1 of 15.0% and ROAA of 1.34% for the quarter Driven by a Highly Efficient Operating • Efficiency ratio 1 of 46.2% for the quarter compared to 44.5% for the prior quarter Model • All regulatory capital ratios remain above minimums to be considered “well capitalized” Strong Capital • Quarterly dividend of $0.30 per share Generation and ◦ Dividend payable February 26, 2020 to stockholders of record as of the close of business on Attractive Dividend February 12, 2020 • Net charge-offs of $6.1 million during the quarter represent 0.25% of average total loans on an annualized basis, majority of which were in agriculture and commercial non-real estate segments of the loan portfolio Focus on Credit • Loans graded "Substandard" increased by 35.5% to $640.1 million during the quarter and loans graded and Key Asset "Watch" increased by 2.6% to $416.3 million primarily due to downgrades in the agriculture and agriculture- Quality Metrics related segment, with a small number of downgrades in the commercial non-real estate segment • Nonaccrual loans increased by 45.6% to $156.1 million during the quarter primarily due to a small number of agriculture loans identified as we continue to work through the higher risk credits 1 This is a non-GAAP measure. See appendix for reconciliation. 3

REVENUE

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) decreased 1.4% to $106.7 million compared to prior quarter
  - Interest income included a $2.0 million net reversal of interest income on loans moved to nonaccrual during the quarter
- NIM (FTE) adjusted NIM (FTE)[2] was down 2 and 4 basis points, respectively, compared to 4QFY19
- Noninterest income increased $0.6 million compared to prior quarter due to wealth management fees increasing as a result of the purchase and assumption of management of trust assets in Colorado

Net Interest Income ($MM) and NIM



$108.2
$106.7
$106.4
$106.7
3.70%
3.69%
3.68%
3.65%
3.81%
3.81%
3.68%
3.65%
4QFY19
1QFY20
FYTD 19
FYTD 20
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) ²

NIM Analysis



3.70%
3.69%
0.01%
(0.14)%
(0.07)%
(0.03)%
0.14%
0.03%
0.02%
3.68%
3.65%
4QFY19
Cash & Investments
Loans
Nonaccrual Interest
Derivatives
Deposits
Brokered CDs
Borrowings
1QFY20
NIM (FTE)
Adjusted NIM (FTE) ²

Noninterest Income [1]



Other Service fees
$2,569
Service charges
$1,481
Wealth management
$2,964
OD/NSF fees
$3,986
Mortgage banking income, net $1,612
Other
$1,165
Interchange income
$3,373

[1] Chart excludes changes related to loans and derivatives at fair value which netted $(1.4) million for the quarter and gain/loss on sale of securities. Dollars in thousands.
[2] Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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GreatWesternBank.com

EARNINGS, EXPENSES & PROVISION Highlights Net Income ($MM) • Net income of $43.3 million, a decrease of 13.9% over 4QFY19 $50.3 $45.8 $44.5 • Higher provision for loan losses during the quarter due $43.3 mainly to an increase in specific reserves in the agriculture, CRE and commercial non-real estate $26.8 segments • ROAA of 1.34% and 15.0% ROTCE 1 for the quarter 1.55% 1.48% 1.44% 1.34% • Efficiency ratio 1 was 46.2% for the quarter 0.84% • Noninterest expense remained stable from 4QFY19 1QFY19 2QFY19 3QFY19 4QFY19 1QFY20 Net Income Adjusted Net Income ROAA Noninterest Expense ($MM) Provision for Loan Losses ($MM) Sustained peer-leading $8.1 $8.1 efficiency ratio 1, 2 $55.2 $56.9 $57.1 $56.9 $5.2 46.1% 46.2% 44.5% 46.2% $2.0 4QFY19 1QFY20 FYTD 19 FYTD 20 4QFY19 1QFY20 FYTD 19 FYTD 20 Noninterest expense Efficiency Ratio 1 ROTCE and efficiency ratio are non-GAAP measures. See appendix for reconciliations. 5 2 See appendix for Peer Group listing; data sourced from SNL Financial.

BALANCE SHEET OVERVIEW Balance Sheet Highlights Total Loans ($MM) • Outstanding loans decreased $80.5 million, or 0.8%, during the $9,416 $9,707 $9,626 quarter $8,683 $8,969 ▪ Decline in the quarter due to the commercial non-real $7,325 $864 estate segment, which decreased due to disbursement $7,819 transaction timing within our mortgage warehouse lending, the agriculture segment, which was impacted by the workout of a small number of large credits and the CRE segment, which had a small number of loans refinance with other institutions at lower rates • Deposits declined $211.8 million, or 2.1%, during the quarter FY15 FY16 FY17 FY18 FY19 1QFY20 ▪ Decrease during the quarter was driven by a decrease in brokered deposits offset by increases in both consumer Total Loans Loans Acquired and business deposits Deposits ($MM) Capital 13.0% 13.0% $10,300 12.7% $9,733 $10,089 12.5% 12.1% 12.2% $8,605 $8,978 $7,387 12.0% 12.0% $863 1.05% 11.7% $7,742 11.4% 0.86% 10.9% 11.1% 0.65% 9.7% 0.40% 9.6% 9.6% 0.32% 0.32% 9.2% 8.3% 8.5% FY15 FY16 FY17 FY18 FY19 1QFY20 FY15 FY16 FY17 FY18 FY19 1QFY20 Total Deposits Deposits Acquired Cost of Deposits Tier 1 Capital Total Capital TCE / TA ¹ 1 TCE / TA is a non-GAAP measure. See appendix for reconciliation. 6

ASSET QUALITY Highlights • Asset quality remains a key focus as we make progress working through substandard credits and higher risk credits in both ag and non-ag portfolios • Watch remained relatively stable for the quarter • "Substandard" loans increased $167.6 million, or 35.5%, primarily due to downgrades in the agriculture and agriculture-related commercial non-real estate segments • Later in the year we will transition to a rating system that better aligns with industry standards and offers better granularity, particularly the adoption of a Special Mention category within a Criticized Loan classification Watch Loans ($MM) Substandard Loans ($MM) $640 $406 $416 $216 $206 $197 $343 $328 $310 $312 $84 $472 $123 $121 $132 $115 6.6% $253 4.2% 4.2% 4.3% $242 $233 4.9% 3.8% 3.6% $81 3.5% $184 $111 $71 2.8% 2.5% 2.6% 2.7% $130 $189 $205 $180 $259 $200 $219 $54 $131 $162 $172 $357 $424 FY15 FY16 FY17 FY18 FY19 1QFY20 FY15 FY16 FY17 FY18 FY19 1QFY20 Ag Loans Non Ag Loans % of Total Loans Ag Loans Non Ag Loans % Total Loans 7

ASSET QUALITY

Great Western Bancorp, Inc.

Highlights

- Nonaccrual loans increased 45.6% for the quarter due to a small number of agriculture loans identified as we continue to work through the higher risk credits.
- Net charge-offs for the quarter were 0.25% of average loans on an annualized basis, down from 0.31% of average total loans on an annualized basis for the prior quarter
- The ratio of ALLL to total loans increased to 0.76% for the quarter from 0.73% as of the prior quarter

Nonaccruals / Total Loans



83.8%
51.1%
45.9%
45.1%
66.0%
46.6%
0.60%
0.33%
0.67%
0.79%
0.42%
1.12%
0.38%
1.14%
0.30%
0.80%
0.29%
1.33%
FY15
FY16
FY17
FY18
FY19
1QFY20
AG
Non-AG
Reserves/ Total NALs

Net Charge-offs / Average Total Loans [2]



0.13%
0.11%
0.12%
0.02%
0.05%
0.04%
0.26%
0.02%
0.14%
0.08%
0.02%
0.18%
0.03%
0.10%
0.04%
0.36%
0.02%
0.08%
0.25%
0.25%
0.06%
0.18%
FY15
FY16
FY17
FY18
FY19
FYTD 20
CRE
AG
C&I
Other
Total Loans

Comprehensive Credit-Related Coverage ($MM)

	GWB Legacy Loans			
	Amortized Cost	Fair Value	Acquired Loans	Total
ALLL	$ 70.2	$ —	$ 2.6	$ 72.8
Remaining Loan Discount	$ —	$ —	$ 11.9	$ 11.9
Fair Value Adjustment (Credit)	$ —	$ 6.2	$ —	$ 6.2
Total ALLL / Discount / FV Adj.	$ 70.2	$ 6.2	$ 14.5	$ 90.9
Total Loans	$ 8,441.3	$ 772.2	$ 412.7	$ 9,626.2
ALLL / Total Loans	**0.83 %**	**— %**	**0.63 %**	**0.76 %**
Discount / Total Loans	— %	— %	2.88 %	0.12 %
FV Adj. / Total Loans	— %	0.80 %	— %	0.06 %
Total Coverage / Total Loans [1]	**0.83 %**	**0.80 %**	**3.51 %**	**0.94 %**

[1] Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage

[2] Annualized for partial periods

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NYSE: GWB GreatWesternBank.com

AG LOAN ASSET QUALITY Commentary Ag Net Charge-offs / Average Total Loans 1 • Charge-offs continue to be driven by loans in the cattle sector while substandard and watch levels for beef are 0.01% showing improvement • Upgrades in dairy loans were more than offset by downgrades to substandard as a lag in customer financials has resulted in a deterioration of rating metrics and stalled 0.19% potential portfolio improvements • Two loans in the swine sector were downgraded as 0.03% 0.18% performance and metrics have been pressured by weak 0.05% prices in the latter part of the year, primarily from tariffs 0.02% 0.07% 0.05% 0.03% 0.03% FY15 FY16 FY17 FY18 FY19 FYTD 20 Ag Watch Loans by Category 2 Ag Substandard Loans by Category 2 $16 $48 $25 $24 $76 $16 $9 $19 $12 $44 $35 $40 $90 $195 $230 $63 $123 $13 $67 $103 $14 $21 $15 $28 $145 $69 $22 $69 $86 $96 $30 $75 $73 $64 $75 $31 $94 $79 $62 $35 $23 $51 $47 FY15 FY16 FY17 FY18 FY19 FYTD 20 FY15 FY16 FY17 FY18 FY19 FYTD 20 Grains Beef Cattle Dairy Farms Hogs All Other 1 Annualized for partial year periods 2 Categories with less than $20m were considered immaterial and combined in Other 9

PROVEN BUSINESS STRATEGY Focused Business Banking Franchise with Agribusiness Experience Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Explore Accretive Strategic Acquisition Opportunities Strong Profitability Driven by a Highly Efficient Operating Mode Strong Capital Generation and Attractive Dividend Focus on Credit and Key Asset Quality Metrics 10

DISCLOSURES Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Presentation concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment, strategies for managing troubled loans, and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Presentation are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward- looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated January 28, 2020 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2020. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 11

Appendix 1 Non-GAAP Measures

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Tangible net income and return on average tangible common equity:					
Net income - GAAP	**$ 43,274**	$ 50,285	$ 26,783	$ 44,511	$ 45,786
Add: Amortization of intangible assets, net of tax	**377**	315	335	343	344
Tangible net income	**$ 43,651**	$ 50,600	$ 27,118	$ 44,854	$ 46,130
Average common equity	**$ 1,908,519**	$ 1,885,785	$ 1,864,132	$ 1,822,940	$ 1,817,052
Less: Average goodwill and other intangible assets	**748,146**	745,349	745,718	746,107	746,503
Average tangible common equity	**$ 1,160,373**	$ 1,140,436	$ 1,118,414	$ 1,076,833	$ 1,070,549
Return on average common equity *	**9.0 %**	10.6 %	5.8 %	9.9 %	10.0 %
Return on average tangible common equity **	**15.0 %**	17.6 %	9.7 %	16.9 %	17.1 %

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):					
Net interest income - GAAP	**$ 105,173**	$ 106,709	$ 105,629	$ 103,475	$ 104,894
Add: Tax equivalent adjustment	**1,523**	1,487	1,424	1,442	1,490
Net interest income (FTE)	**106,696**	108,196	107,053	104,917	106,384
Add: Current realized derivative gain (loss)	**(890)**	(127)	321	405	21
Adjusted net interest income (FTE)	**$ 105,806**	$ 108,069	$ 107,374	$ 105,322	$ 106,405
Average interest-earning assets	**$ 11,543,610**	$ 11,609,823	$ 11,617,521	$ 11,345,559	$ 11,086,800
Net interest margin (FTE) *	**3.68 %**	3.70 %	3.70 %	3.75 %	3.81 %
Adjusted net interest margin (FTE) **	**3.65 %**	3.69 %	3.71 %	3.76 %	3.81 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

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GreatWesternBank.com

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:					
Interest income - GAAP	$ **117,709**	$ 124,923	$ 124,098	$ 121,528	$ 120,361
Add: Tax equivalent adjustment	**1,523**	1,487	1,424	1,442	1,490
Interest income (FTE)	**119,232**	126,410	125,522	122,970	121,851
Add: Current realized derivative gain (loss)	**(890)**	(127)	321	405	21
Adjusted interest income (FTE)	$ **118,342**	$ 126,283	$ 125,843	$ 123,375	$ 121,872
Average non-ASC 310-30 loans	$ **9,554,161**	$ 9,693,395	$ 9,699,433	$ 9,615,096	$ 9,435,901
Yield (FTE) *	**4.96 %**	5.17 %	5.19 %	5.19 %	5.12 %
Adjusted yield (FTE) **	**4.93 %**	5.17 %	5.20 %	5.20 %	5.12 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

[redacted]

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Efficiency ratio:					
Total revenue - GAAP	$ **120,906**	$ 121,732	$ 116,395	$ 121,698	$ 121,614
Add: Tax equivalent adjustment	**1,523**	1,487	1,424	1,442	1,490
Total revenue (FTE)	$ **122,429**	$ 123,219	$ 117,819	$ 123,140	$ 123,104
Noninterest expense	$ **56,930**	$ 55,212	$ 56,000	$ 56,580	$ 57,106
Less: Amortization of intangible assets	**427**	366	385	394	394
Tangible noninterest expense	$ **56,503**	$ 54,846	$ 55,615	$ 56,186	$ 56,712
Efficiency ratio *	**46.2 %**	44.5 %	47.2 %	45.6 %	46.1 %

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

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GreatWesternBank.com

NON-GAAP MEASURES At or for the three months ended: December 31, September 30, June 30, March 31, December 31, 2019 2019 2019 2019 2018 Tangible common equity and tangible common equity to tangible assets: Total stockholders' equity $ 1,920,669 $ 1,900,249 $ 1,881,128 $ 1,852,394 $ 1,812,008 Less: Goodwill and other intangible assets 749,481 745,197 745,563 745,947 746,341 Tangible common equity $ 1,171,188 $ 1,155,052 $ 1,135,565 $ 1,106,447 $ 1,065,667 Total assets $ 12,845,520 $ 12,788,301 $ 12,954,896 $ 12,830,162 $ 12,573,641 Less: Goodwill and other intangible assets 749,481 745,197 745,563 745,947 746,341 Tangible assets $ 12,096,039 $ 12,043,104 $ 12,209,333 $ 12,084,215 $ 11,827,300 Tangible common equity to tangible assets 9.7% 9.6% 9.3% 9.2% 9.0 % Tangible book value per share: Total stockholders' equity $ 1,920,669 $ 1,900,249 $ 1,881,128 $ 1,852,394 $ 1,812,008 Less: Goodwill and other intangible assets 749,481 745,197 745,563 745,947 746,341 Tangible common equity $ 1,171,188 $ 1,155,052 $ 1,135,565 $ 1,106,447 $ 1,065,667 Common shares outstanding 56,382,915 56,283,659 56,939,032 56,938,435 56,938,435 Book value per share - GAAP $ 34.06 $ 33.76 $ 33.04 $ 32.53 $ 31.82 Tangible book value per share $ 20.77 $ 20.52 $ 19.94 $ 19.43 $ 18.72 15

Appendix 2 Accounting for Loans at FV and Related Derivatives

LOANS AT FAIR VALUE & RELATED DERIVATIVES

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $772.2 million at December 31, 2019

GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:

- Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
- This differs significantly from most peers who have elected Hedge Accounting treatment
- The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
- Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:			
	Net (decrease) increase in fair value of loans at fair value	**Net realized and unrealized gain (loss) on derivatives**	**Net Relationship**	Notes
(Decrease) increase in FV related to interest rates	$ (12,799)	$ 12,799	$ —	*1*
(Decrease) increase in FV related to credit	$ (2,134)	$ 389	$ (1,745)	*2*
Increase in SWAP fees	$ —	$ 1,218	$ 1,218	*3*
Current period realized cost of derivatives	$ —	$ (890)	$ (890)	*4*
Subtotal, loans at FV and related derivatives	**$ (14,933)**	**$ 13,516**	**$ (1,417)**	*5*

[1] Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

[2] Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

[3] Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

[4] Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

[5] While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (4)) as presented in non-GAAP measures.

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